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                                                                                                                          EXHIBIT 21
                                                       COCA-COLA ENTERPRISES INC.
                                                         AND ITS SUBSIDIARIES(1)

                                                                     Owner of Shares
                                                                       (*unless
                                                       Jurisdiction    otherwise
                                                         in which    noted ownership              Other names under
                    Name                                 organized      is 100%)               which engaged in business
                    ----                               ------------  ---------------           -------------------------

Coca-Cola Enterprises Inc. (Registrant) ("CCE"). . . . . Delaware          N/A         The Atlanta Coca-Cola Bottling Company
                                                                                       Atlanta Ice Makers
                                                                                       Brevard Coca-Cola Bottling Company
                                                                                       Brooksville Coca-Cola Bottling Company
                                                                                       CCE Bottling Group
                                                                                       Coca-Cola Bottling Co. of the Virgin Islands
                                                                                           (St. Croix)
                                                                                       Coca-Cola Bottling Co. of the Virgin Islands
                                                                                           (St. Thomas)
                                                                                       Coca-Cola Bottling Company of Cody
                                                                                       Coca-Cola Bottling Company of Colorado/
                                                                                            Northern Wyoming
                                                                                       Coca-Cola Bottling Company of Gillette
                                                                                       Coca-Cola Bottling Company of Goodland
                                                                                       Coca-Cola Bottling Company of Greeley
                                                                                       Coca-Cola Bottling Company of Miami
                                                                                       Coca-Cola Bottling Company of New England
                                                                                       Coca-Cola Bottling Company of Riverton
                                                                                       Coca-Cola Bottling Company of Sheridan
                                                                                       Coca-Cola Bottling Company of
                                                                                           West Point/LaGrange
                                                                                       Colorado Coca-Cola Bottling Company
                                                                                       Colorado Springs Coca-Cola Bottling Company
                                                                                       Daytona Coca-Cola Bottling Company
                                                                                       Denver Coca-Cola Bottling Company
                                                                                       Enterprises Media
                                                                                       Florida Coca-Cola Bottling Company
                                                                                       Fort Myers Coca-Cola Bottling Company
                                                                                       Ft. Pierce Coca-Cola Bottling Company
                                                                                       Gainesville Coca-Cola Bottling Company
                                                                                       Highlands Coca-Cola Bottling Company
                                                                                       Jacksonville Coca-Cola Bottling Company
                                                                                       Lamar Coca-Cola Bottling Company
                                                                                       Ocala Coca-Cola Bottling Company
                                                                                       Orlando Coca-Cola Bottling Company
                                                                                       Pueblo Coca-Cola Bottling Company
                                                                                       Punta Gorda Coca-Cola Bottling Company
                                                                                       Rome Coca-Cola Bottling Company
                                                                                       Sarasota Coca-Cola Bottling Company
                                                                                       St. Petersburg Coca-Cola Bottling Company
                                                                                       Tallahassee Coca-Cola Bottling Company
                                                                                       Tampa Coca-Cola Bottling Company
                                                                                       The Mid-Atlantic Coca-Cola Bottling Company
                                                                                       Valdosta Coca-Cola Bottling Company
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
                                                                     Owner of Shares
                                                                       (*unless
                                                       Jurisdiction    otherwise
                                                         in which    noted ownership              Other names under
                    Name                                 organized      is 100%)               which engaged in business
                    ----                               ------------  ---------------           -------------------------

Austin Coca-Cola Bottling Company
  ("Austin") . . . . . . . . . . . . . . . . . . . . . .  Texas            CCE         Beaumont Coca-Cola Bottling Company
                                                                                       Coca-Cola Bottling Company of Leesville
                                                                                       Coca-Cola Bottling Company of North Texas
                                                                                       Dallas Coca-Cola Bottling Company
                                                                                       Houston Coca-Cola Bottling Company
                                                                                       Tyler Coca-Cola Bottling Company
                                                                                       Waco Coca-Cola Bottling Company

     The Laredo Coca-Cola Bottling Company, Inc. . . . . Texas             Austin      McAllen Coca-Cola Bottling Company
                                                                                       Valley Coca-Cola Bottling Company


BCI Coca-Cola Bottling Company of Los Angeles. . . . . . Delaware          CCE         Coca-Cola Bottling Company of California
                                                                                       Coca-Cola Bottling Company of
                                                                                          Eureka, California
                                                                                       Coca-Cola Bottling Company of Hawaii
                                                                                       Coca-Cola Bottling Company of Imperial Valley
                                                                                       Coca-Cola Bottling Company of Klamath Falls
                                                                                       Coca-Cola Bottling Company of Las Vegas
                                                                                       Coca-Cola Bottling Company of Los Angeles
                                                                                       Coca-Cola Bottling Company of
                                                                                          Northern California
                                                                                       Coca-Cola Bottling Company of Oregon
                                                                                       Coca-Cola Bottling Company of Port Angeles
                                                                                       Coca-Cola Bottling Company of San Diego
                                                                                       Coca-Cola Bottling Company of
                                                                                          Southern California
                                                                                       Coca-Cola Bottling Company of Spokane
                                                                                       Coca-Cola Bottling Company of Washington
                                                                                       Diamond Head Beverages
                                                                                       Enterprises Media
                                                                                       Medford Coca-Cola Bottling Company
                                                                                       Pacific Coca-Cola Bottling Company
                                                                                       Pacific Coca-Cola Bottling Company of
                                                                                          Marysville
                                                                                       Phoenix Coca-Cola Bottling Company
                                                                                       Prescott Coca-Cola Bottling Company
                                                                                       Yuma Coca-Cola Bottling Company



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
                                                                     Owner of Shares
                                                                        (*unless
                                                       Jurisdiction    otherwise
                                                         in which    noted ownership              Other names under
                    Name                                 organized      is 100%)               which engaged in business
                    ----                               ------------  ---------------           -------------------------

Bottling Holdings (International) Inc. ("BHI"). . . . . .Delaware          CCE

     Bottling Holdings (Great Britain) Ltd. ("BHGB"). . .United Kingdom    BHI

        Amalgamated Beverages Great Britain
           Limited ("ABGB"). . . . . . . . . . . . .  . .United Kingdom    BHGB

        Coca-Cola Enterprises (European Services)
           Limited ("CCES"). . . . . . . . . . . . . . . United Kingdom    BHGB

          Coca-Cola & Schweppes Beverages
             Limited ("CCSB") . . . . . . . . . . . . . .United Kingdom    CCES

             Frontier Refreshment Services Limited. . . .United Kingdom    CCSB

             Vendleader Limited. . . . . . . . . . . . . United Kingdom    CCSB

     Bottling Holdings (Netherlands) B.V. ("BHN"). . . . Netherlands       BHI

       Coca-Cola Beverages Nederland B.V.  . . . . . . . Netherlands       BHN

     Coca-Cola Beverages SA ("CCBS"). . . . . . . . . . .France            BHI

       Coca-Cola Immobilier SA . . . . . . . . . . . . . France            CCBS

     Coca-Cola Production SA . . . . . . . . . . . . . . France            BHI

     S.A. Coca-Cola Beverages Belgium N.V. . . . . . . . Belgium           BHI

     S.A. Coca-Cola Bottlers Belgium N.V.  . . . . . . . Belgium           BHI


CCT Acquisition Corporation, Inc. ("CCT"). . . . . . . . Delaware          CCE

   Coca-Cola Bottling Company of Johnson City  . . . . . Tennessee         CCT (75.06%)    Coca-Cola Enterprises-Atlanta Region

   Roddy Coca-Cola Bottling Company, Inc.  . . . . . . . Tennessee         CCT (59.8%)     Coca-Cola Enterprises-Atlanta Region
                                                                                           Dr Pepper Bottling Company of Knoxville
                                                                                           Dr Pepper Company of Knoxville
                                                                                           Knoxville Coca-Cola Bottling Company


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


                                                                     Owner of Shares
                                                                        (*unless
                                                       Jurisdiction    otherwise
                                                         in which    noted ownership              Other names under
                    Name                                 organized      is 100%)               which engaged in business
                    ----                               ------------  ---------------           -------------------------

The Coca-Cola Bottling Company of
   Memphis, Tenn. ("Memphis"). . . . . . . . . . . . . . Delaware          CCE         CCE Bottling Group
                                                                                       CCE-South
                                                                                       Canners of Eastern Arkansas
                                                                                       Coca-Cola Bottling Company of Arkansas
                                                                                       The Coca-Cola Bottling Company of Brownsville
                                                                                       Coca-Cola Bottling Company of Clarksdale
                                                                                       Coca-Cola Bottling Company of Flippin
                                                                                       Coca-Cola Bottling Company of Greenville
                                                                                       Coca-Cola Bottling Company of Little Rock
                                                                                       Coca-Cola Bottling Company of Marianna
                                                                                       Coca-Cola Bottling Company of Mississippi
                                                                                       Coca-Cola Bottling Company of Morrilton
                                                                                       Coca-Cola Bottling Company of Sardis
                                                                                       Coca-Cola Bottling Company of Searcy
                                                                                       Enterprises Media
                                                                                       Jonesboro Coca-Cola Bottling Company

     Coca-Cola Bottling Company of Shreveport. . . . . .  Arkansas         Memphis     Enterprises Media

     Coca-Cola Bottling Company of Texarkana . . . . . .  Texas            Memphis     CCE Bottling Group
                                                                                       Enterprises Media

     Memphis Beverage Production Company . . . . . . . .  Tennessee        Memphis     Coca-Cola Bottling Group of Memphis
                                                                                            West Memphis Production Center

Coca-Cola Bottling Company West, Inc.. . . . . . . . . .  North Dakota     CCE         Coca-Cola Bottling Company of Montana

Coca-Cola Enterprises (International) Inc.  . . . . . . . Delaware         CCE

Enterprises Consulting, Inc. ("ECI") . . . . . . . . . .  Delaware         CCE
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
                                                                     Owner of Shares
                                                                        (*unless
                                                       Jurisdiction    otherwise
                                                         in which    noted ownership              Other names under
                    Name                                 organized      is 100%)               which engaged in business
                    ----                               ------------  ---------------           -------------------------

Johnston Coca-Cola Bottling Group, Inc. ("JCCBG"). . . .  Delaware         CCE       Alabama Coca-Cola Bottling Company
                                                                                     Burlington Coca-Cola Bottling Company
                                                                                     Central States Coca-Cola Bottling Company
                                                                                     Centralia Coca-Cola Bottling Company
                                                                                     Champaign Coca-Cola Bottling Company
                                                                                     Cincinnati Coca-Cola Bottling Company
                                                                                     Coca-Cola Bottling Company of Bloomington
                                                                                     Coca-Cola Bottling Company of Michigan
                                                                                     Coca-Cola Bottling Company of Minot
                                                                                     Coca-Cola Bottling Company of Mt. Pleasant
                                                                                     Coca-Cola Bottling Company of Muskegon
                                                                                     Coca-Cola Bottling Company of Ohio/Kentucky
                                                                                     Coca-Cola Bottling Company of Ottumwa
                                                                                     Coca-Cola Bottling Company of Port Huron
                                                                                     Coca-Cola Bottling Company of St. Louis
                                                                                     The Coca-Cola Bottling Company of Cedar Rapids
                                                                                     The Coca-Cola Bottling Company of Mid-America
                                                                                     Coca-Cola Enterprises-Atlanta Region
                                                                                     Danville Coca-Cola Bottling Company
                                                                                     Dayton Coca-Cola Bottling Company
                                                                                     Decatur Coca-Cola Bottling Company
                                                                                     DuQuoin Coca-Cola Bottling Company
                                                                                     Dr Pepper Bottling Company of Detroit
                                                                                     Enterprises Media
                                                                                     Erie Coca-Cola Bottling Company
                                                                                     Galesburg Coca-Cola Bottling Company
                                                                                     Johnston Coca-Cola Bottling Company
                                                                                     Lincoln Coca-Cola Bottling Company
                                                                                     Mid-America Packaging Company
                                                                                     Midwest Coca-Cola Bottling Company
                                                                                     Olney Coca-Cola Bottling Company
                                                                                     Peoria Coca-Cola Bottling Company
                                                                                     Peru Coca-Cola Bottling Company
                                                                                     Portsmouth Coca-Cola Bottling Company
                                                                                     Springfield Coca-Cola Bottling Company


     Bluegrass Coca-Cola Bottling Company  . . . . . . . Kentucky          JCCBG     Coca-Cola Bottling Company of Louisville
                                                                                     Coca-Cola Bottling Company of Ohio/Kentucky
                                                                                     Central States Coca-Cola Bottling Company
                                                                                     Evansville Coca-Cola Bottling Company
                                                                                     Hopkinsville Coca-Cola Bottling Company
                                                                                     Jasper Coca-Cola Bottling Company
                                                                                     Louisville Coca-Cola Bottling Company
                                                                                     Mid-States Coca-Cola Bottling Company





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
                                                                     Owner of Shares
                                                                        (*unless
                                                       Jurisdiction    otherwise
                                                         in which    noted ownership              Other names under
                    Name                                 organized      is 100%)               which engaged in business
                    ----                               ------------  ---------------           -------------------------
     The Coca-Cola Bottling Company of
        Northern Ohio  . . . . . . . . . . . . . . . . . Delaware          JCCBG       The Akron Coca-Cola Bottling Company
                                                                                       Circleville Coca-Cola Bottling Company
                                                                                       Coca-Cola Bottling Company of Columbus
                                                                                       Coca-Cola Bottling Company of Toledo
                                                                                       Elyria Coca-Cola Bottling Company
                                                                                       Enterprises Media
                                                                                       Findlay Coca-Cola Bottling Company
                                                                                       Great Lakes Canning
                                                                                       Mansfield Coca-Cola Bottling Company
                                                                                       Newark Coca-Cola Bottling Company
                                                                                       Twinsburg Production
                                                                                       Youngstown Coca-Cola Bottling Company

     Goal Standard Company. . . . . . . . . . . . . . .  Michigan          JCCBC

     Johnston Technology Investments Inc  . . . . . . .  Delaware          JCCBG

     Mid-America Waste Water Treatment, Inc.. . . . . .  Delaware          JCCBG

     Midwest Canners, Inc.. . . . . . . . . . . . . . .  Delaware          JCCBG

     Pacific Western Group, Inc.. . . . . . . . . . . .  Delaware          JCCBG

The Louisiana Coca-Cola Bottling Company, Ltd.
        ("Louisiana"). . . . . . . . . . . . . . . . . . Louisiana         CCE         CCE Bottling Group
                                                                                       CCE-South
                                                                                       Dr Pepper Bottling Company of New Orleans
                                                                                       Enterprises Media
                                                                                       The Coca-Cola Bottling Company of New Iberia


     Hygeia Coca-Cola Bottling Company . . . . . . . . . Florida           Louisiana   CCE Bottling Group
                                                                                       Enterprises Media

Ouachita Coca-Cola Bottling Company, Inc. ("Ouachita").  Louisiana         CCE

     Alexandria Coca-Cola Bottling Company, Ltd.  . . .  Louisiana         Ouachita

     Coca-Cola Bottling Company, Inc. of Vicksburg. . .  Mississippi       Ouachita

     Jackson Coca-Cola Bottling Company . . . . . . . .  Mississippi       Ouachita

     Natchez Coca-Cola Bottling Company, Inc. . . . . .  Mississippi       Ouachita

     Coca-Cola Bottling Company of
        South Arkansas. . . . . . . . . . . . . . . . .  Arkansas          Ouachita

Vending Holding Company ("VHC") . . . . . . . . . . . .  Georgia           CCE

The Wave Insurance Company, Ltd. . . . . . . . . . . . . Bermuda           CCE (99%)

-----------------
(1) This list omits certain subsidiaries which, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary.